                                                                   EXHIBIT 10(E)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                            SERVICE AGREEMENT NO. 96
OPEN ACCESS TRANSMISSION TARIFF

                         SERVICE AGREEMENT FOR LONG-TERM

                   FIRM POINT-TO-POINT TRANSMISSION SERVICE

1.0 This Service Agreement, dated as of July 9, 2002, is entered into, by and between Sierra Pacific Power Company and/or Nevada Power Company as appropriate ("Transmission Provider"), and Calpine Corporation, (Calpine) ("Transmission Customer").

2.0 The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0 The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0 Service under this agreement shall commence on the later of (l) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on the actual termination date or such date as mutually agreed upon by the parties.

5.0 The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

6.0 Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

                                                                   EXHIBIT 10(E)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                            SERVICE AGREEMENT NO. 96
OPEN ACCESS TRANSMISSION TARIFF

7.0 If any event occurs that will materially affect the time for completion of new facilities or the ability to complete them, Transmission Provider shall promptly notify the Transmission Customer. A technical meeting between the Parties shall be held to evaluate the alternatives available. If the Transmission Provider and the Transmission Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of existing capability under the conditions of Part II of the Tariff, the obligation to provide the requested Firm Point-To-Point Transmission Service shall terminate and any deposit made by the Transmission Customer shall be returned with interest pursuant to Commission regulations 35.19a(a)(2)(iii). However, the Transmission Customer shall be responsible for all prudently incurred costs by the Transmission Provider through the time construction was suspended.

      Transmission Provider:
            Director, Regional Transmission
            Nevada Power Company
            P.O. Box 230
            Las Vegas, NV 89151

      Transmission Customer:
            Calpine Corporation
            50 West San Fernando Street
            San Jose, CA 95133

8.0   The Tariff is incorporated herein and made a part hereof.

9.0 The Transmission Customer may terminate this agreement prior to the date specified in Section 1.0 as follows:

      9.1 The Transmission Customer has submitted requests for service that would result in a transmission service request for capacity leading from the Crystal substation to delivery points in the El Dorado Valley (the "Second Service Request"). The Transmission Customer shall have the right to terminate this agreement under this Section
            9.0 if the Transmission Provider's processing of the Second Service Request does not result in a transmission service agreement filed at FERC no later than October 15, 2002, that has the following attributes:

            9.1.1 Firm point-to-point Transmission service for a 25-year term for 500 MW from the Crystal substation to delivery points in the El Dorado Valley, provided at the Transmission Provider's rolled-in transmission rates.

                                                                   EXHIBIT 10(E)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                            SERVICE AGREEMENT NO. 96
OPEN ACCESS TRANSMISSION TARIFF

            9.1.2 Transmission service to commence no later than January 1,
                  2005.

            9.1.3 The amount of the Transmission Customer's regional required upgrades resulting from the interconnection of the Transmission Customer's generation facility to the Transmission Provider's system has not increased solely as a consequence of the Second Service Request.

            9.1.4 Transmission Provider will accept as security any of the acceptable forms of security listed in the Settlement Agreement in Docket Nos. ER01-2754, et al. If any upgrades necessary for the Second Service Request are made exclusively for the Second Service Request, Transmission Provider will permit a ramped-up security arrangement whereby security will be required only as Transmission Provider makes expenditures for the upgrades. If necessary upgrades are made for the Second Service Request and other service requests as a group, Transmission Provider will permit a ramped-up security arrangement to the extent practical.

      9.2 In the event that a transmission service agreement with the above attributes is not filed at FERC by October 15, 2002, then the Transmission Customer shall have thirty days to provide the Transmission Provider with notice of termination of this agreement. If notice of termination is not provided within 30 days, then the Transmission Customer shall no longer have any right to terminate under this Section 9.0.

      9.3 In the event that the Transmission Customer does terminate this agreement pursuant to this Section 9.0, it shall be responsible for all nonmitigable damages incurred by the Transmission Provider, provided that in no event shall the Transmission Customer be obligated to pay more than $10,000,000 in damages (the "Damages Cap"). The Transmission Provider shall use its reasonable efforts to mitigate any damages, including but not limited to, permitting another credit worthy customer to assume all or part of the Transmission Customer's rights and obligations or reducing the scope of the upgrade facilities to the extent it is possible to do so and still satisfy all other requests for service to be satisfied with such facilities. The Damages Cap shall not be construed to be a liquidated damages provision and shall not relieve the Transmission Provider of its obligation to mitigate its damages or prove the amount of its claim.

                                                                   EXHIBIT 10(E)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                            SERVICE AGREEMENT NO. 96
OPEN ACCESS TRANSMISSION TARIFF

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

      Transmission Provider:


By: __________________________      __________________      __________________
                Name                       Title                   Date

      Transmission Customer:


By:___________________________      __________________      __________________
                Name                       Title                   Date

                                                                   EXHIBIT 10(E)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                            SERVICE AGREEMENT NO. 96
OPEN ACCESS TRANSMISSION TARIFF

               Specifications For Long-Term Firm Point-To-Point
                              Transmission Service

1.0   Term of Transaction: 25 Year(s)

      Start Date: 01-01-05

      Termination Date: 12-31-29


2.0 Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

      400 MW from Crystal 500 kV Substation in Nevada Power Company's Control Area to Mead 230 kV Substation .

3.0             Point of Receipt                    Delivering Party

            CRYSTAL 500 KV SUBSTATION              CALPINE CORPORATION

4.0             Point of Delivery                    Receiving Party

             MEAD 230 KV SUBSTATION                      MARKET

         Nevada Power will propose the addition of a Mead 500/230 kV transformer such that this contract path would allow for deliveries to Mead 230 kV. Nevada Power will work with the appropriate third party utilities to accomplish the interconnection. Any firm service that is offered by Nevada Power to Mead 230 kV using this contract path is contingent upon the successful completion of the transformer installation.

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 400 MW

6.0   Designation of party(ies) subject to reciprocal service obligation:
      None

7.0   Name(s) of any Intervening Systems providing transmission service:  None

                                                                   EXHIBIT 10(E)

SIERRA PACIFIC RESOURCES OPERATING COMPANIES
FERC ELECTRIC TARIFF
FIRST REVISED VOLUME NO. 1                            SERVICE AGREEMENT NO. 96
OPEN ACCESS TRANSMISSION TARIFF

8.0 Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

      8.1   Transmission Charge:  $1.21/kW-mo.

      8.2   System Impact and/or Facilities Study Charge(s):
            Pending finalization, $30,000 deposit in place. Calpine will be responsible for the final actual costs.

      8.3 Direct Assignment Facilities Charge: None under this TSA. However, Direct Assignment Facilities will be required to provide the associated interconnection and are defined in the Interconnection & Operation Agreement.

      8.4 Ancillary Services Charges: As negotiated in the future or as defined in Interconnection and Operation Agreement.

      8.5. Power Factor Requirements: As defined in Interconnection and Operation Agreement.